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                                                                    EXHIBIT 10.2

                                  ZEFER CORP.

                            1999 STOCK OPTION PLAN


1.   PURPOSE

     The purpose of this Stock Option Plan (the "Plan") is to advance the interests of ZEFER Corp. and its subsidiaries (together, the "Company") by enhancing the ability of the Company to complete acquisitions and attract and retain employees, consultants or advisers who are in a position to make significant contributions to the success of the Company, to reward them for their contributions and to encourage them to take into account the long-term interests of the Company.

     The Plan provides for the award of options to purchase shares of the Company's common stock ("Stock"). Options granted pursuant to the Plan will be non-incentive options.


2.   ELIGIBILITY FOR AWARDS

     Persons eligible to receive awards under the Plan shall be all employees, consultants and advisers of businesses or entities that the Company acquires who, in the opinion of the Board of Directors of the Company (the "Board"), are in a position to make a significant contribution to the success of the Company. Persons selected for awards under the Plan are referred to herein as "participants." It is intended that the options hereunder be issued only to employees of or consultants to businesses acquired by the Company.


3.   ADMINISTRATION

     The Plan shall be administered by the Board. The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant awards consisting of options to such participants as the Board may select;
(b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award; (c) to determine the terms and conditions of each award; (d) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (e) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (f) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 8, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by the participant under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is canceled, to grant a new award on such terms as the Board shall specify) except that the Board may not take any action with respect to an
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outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 5(c) and Section 6(i).

     The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references in this Plan (as appropriate) to the Board shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.


4.   EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective on the date on which it is approved by the Board.

     No options shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options granted on or before the completion of such ten-year period may extend beyond that date.


5.   SHARES SUBJECT TO THE PLAN

     (a)  Number of Shares.  Subject to adjustment as provided in Section 5(c),
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the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 1,500,000. For purposes of the preceding sentence, the following shares of Stock shall not be considered to have been delivered under the Plan and shall be available for future grants within the limits set forth in this Section 5(a): (i) shares of Stock remaining under an option that terminates without having been exercised in full and (ii) shares of Stock held back, in satisfaction of the exercise price or tax withholding requirements, from shares that would otherwise have been delivered pursuant to an option.

     (b)  Shares to be Delivered.  Shares delivered under the Plan shall be
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authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

     (c)  Changes in Stock.  In the event of a stock dividend, stock split or
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combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of Stock subject to options then outstanding or subsequently granted under the Plan, the exercise price of such options, the maximum number of shares of Stock that may be delivered

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under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

     The Board may also adjust the number of shares subject to outstanding options and the exercise price and the terms of outstanding options to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(i)), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.


6.   TERMS AND CONDITIONS OF OPTIONS

     (a)  Exercise Price of Options.  The exercise price of each option shall be
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determined by the Board, but the exercise price, in the case of an original issue of Stock, shall not be less than par value.

     (b)  Duration of Options.  Options shall be exercisable during such period
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or periods as the Board may specify.  The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date that is ten years from the date the option was granted unless the Board specifies another date either at the time the option is granted or at any time thereafter.

     (c)  Exercise of Options.  Options shall become exercisable at such time or
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times and upon such conditions as the Board shall specify.  In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

          (1) Options may be exercised only in writing. Written notice of exercise must be signed by the proper person and furnished to the Company, together with (i) such documents as the Board may require and (ii) payment in full as specified below in Section 6(d) for the number of shares for which the option is exercised.

          (2) The delivery of Stock upon the exercise of an option shall be subject to compliance with (i) applicable federal and state laws and regulations, (ii) if the outstanding Stock is at the time listed on any stock exchange, the listing requirements of such exchange, and (iii) Company counsel's approval of all other legal matters in connection with the issuance and delivery of such Stock. If the sale of Stock has not been registered under the Securities Act of 1933, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

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          (3)  The Board shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or at the time of exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock (which in the case of Stock acquired from the Company shall have been owned by the participant for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to the minimum amount of such withholding obligation.

          (4) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

     (d)  Payment for and Delivery of Stock.  Stock purchased upon exercise of
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an option under the Plan shall be paid for as follows:

          (1) in cash or by certified check, bank draft or money order payable to the order of the Company; or

          (2) if so permitted by the Board, (A) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months prior to delivery) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by delivery of a promissory note of the participant to the Company, such note to be payable on such terms as are specified by the Board or (C) if the Stock is then registered under Section 12 of the Securities Exchange Act of 1934, by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (D) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon
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     exercise of the option is an original issue of Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than by a personal check or promissory note of the person exercising the option.

     (e)  Rights as Shareholder.  A participant shall not have the rights of a
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shareholder with regard to awards under the Plan except as to Stock actually received by the participant under the Plan.

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     (f)  Nontransferability of Awards.  Except as the Board may otherwise
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determine, no  option may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an option may be exercised only by the participant.

     (g)  Death.  If a participant dies, each option held by the participant
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immediately prior to death may be exercised, to the extent it was exercisable immediately prior to death, by the participant's executor or administrator or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within the one-year period (or such longer or shorter period as the Board may determine) beginning with the date of the participant's death but in no event beyond the Final Exercise Date. Except as the Board may otherwise determine, all options held by a participant immediately prior to death that are not then exercisable shall terminate on the date of death.

     (h)  Termination of Service Other Than By Death.  If an employee's
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employment with the Company terminates for any reason other than by death, unless the Board shall otherwise determine, all options held by the employee that are not then exercisable shall terminate. Options that are exercisable on the date employment terminates shall continue to be exercisable for a period of three months (or such longer period as the Board may determine) unless the employee was discharged for cause that in the opinion of the Board casts such discredit on the employee as to justify termination of the employee's options. After completion of the post-termination exercise period, such options shall terminate to the extent not previously exercised, expired or terminated. For purposes of this Section 6(h), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option.

     In the case of a participant who is not an employee, provisions relating to the exercisability of options following termination of service shall be specified in the award. If not so specified, all options held by such participant that are not then exercisable shall terminate upon termination of service. Options that are exercisable on the date the participant's service as a director, consultant or adviser terminates shall continue to be exercisable for a period of three months (or such longer period as the Board may determine, but in no event beyond the Final Exercise Date) unless the director, consultant or adviser was terminated for cause that in the opinion of the Board casts such discredit on him or her as to justify termination of his or her options. After completion of the post-termination exercise period, such options shall terminate to the extent not previously exercised, expired or terminated.

     (i)  Mergers, etc. etc.  In the event of a consolidation or merger in which
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the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets

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(each, a "covered transaction"), all outstanding Options shall terminate upon the completion of the covered transaction. Before the completion of the covered transaction, the Board may take any of the following actions:

     (a) provide that one or more of the outstanding Options shall become exercisable immediately prior to completion of the covered transaction;

     (b) subject to completion of the covered transaction, if there is a surviving or acquiring corporation, arrange for the assumption of the Options or the grant to participants of replacement options by that corporation or an affiliate of that corporation, which awards in the case of incentive options shall satisfy the requirements of section 424(a) of the Internal Revenue Code (the "Code");

     (c) make a cash payment in settlement of one or more of the outstanding Options in an amount equal to the difference between the exercise price of the Option and the consideration per share of Stock being received in the covered transaction;

     (d)  provide for none of, or any combination of, the foregoing.


7.   EMPLOYMENT RIGHTS

     Neither the adoption of the Plan nor the grant of options shall confer upon any participant any right to continue as an employee or director of, or consultant or adviser to, the Company or any parent or affect in any way the right of the Company or parent to terminate the options at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.


8.   EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

     Neither adoption of the Plan nor the grant of options to a participant shall affect the Company's right to grant options to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

     The Board may at any time discontinue granting options under the Plan. With the consent of the participant, the Board may at any time cancel an existing option in whole or in part and grant another option for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding option for the purpose of satisfying the

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requirements of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to further grants of awards, but no such amendment shall adversely affect the rights of any participant (without the participant's consent) under any option previously granted.

9.   GOVERNING LAW.

     This Plan shall be governed by, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

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